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                                                                   Exhibit 23.7



                       Consent of Independent Accountants



We consent to the inclusion in this registration statement on Form S-4 of our report dated November 28, 1997, on our audit of the financial statements and financial statement schedules of Value Property Trust as of and for the two years ended September 30, 1997 and 1996. We also consent to the reference to our firm under the caption "Experts."




COOPERS & LYBRAND L.L.P.



New York, New York
December 12, 1997